                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K A



                          CURRENT REPORT PURSUANT TO
                    SECTION 13 OR 15(D) OF THE SECURITIES
                             EXCHANGE ACT OF 1934



                         Date of Report: August 05, 1998

                         Commission File Number: 0-25060

                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)




             Virginia                0-25060            52-1889548
     (State of Incorporation)   (Commission File     (I.R.S. employer
                                      Number)        identification no.)

12301 Old Columbia Pike, Silver Spring MD  20904        (301) 680-4343
   (Address of principal executive offices)      (Registrant's telephone number)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.           Acquisitions or Disposition of Assets


      On June 25, 1998, Humphrey Hospitality Trust, Inc. (the "Company"), through its 87.57% interest in Humphrey Hospitality L.P. (the "Partnership"), completed the acquisition of a 73-room Best Western hotel in Ellenton, Florida and a 63-room Shoney's Inn hotel in Ellenton, Florida from Allen Investments Inc.. On June 26, 1998, the Company completed the acquisition of an 80-room Hampton Inn hotel in Brandon, Florida from Allen Investments, Inc..

      The Partnership leased the properties to Humphrey Hospitality Management, Inc., the lessor of the Partnership's other hotel properties, pursuant to percentage leases which provide for rent based, in part, on the room revenues from the hotels. The lease for the Best Western and Shoney's Inn hotels located in Ellenton, Florida went into effect on June 25, 1998, the lease for the Hampton Inn hotel located in Brandon, Florida went into effect on June 26, 1998.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


  (a) The following financial statement of the properties acquired and described in Item 2 is contained at pages 4 through 14.

            Allen Acquisition Hotels
            Independent Auditors Report;
            Combined Balance Sheets as of December 31, 1997 and March 31, 1998 (Unaudited);
            Combined Statements of Income for the year ended December 31, 1997 and the three months ended March 31, 1997 and 1998(Unaudited); Combined Statements of Equity for the year ended December 31, 1997 and the three months ended March 31, 1998 (Unaudited);
            Combined Statements of Cash Flows for the year ended December 31, 1997 and the three months ended March 31, 1997 and 1998 (Unaudited);
            Notes to Combined Financial Statements

  (b) The following pro forma financial statements required by Article 11 of Regulation S-X for Humphrey Hospitality Trust, Inc. and Humphrey Hospitality, Management, Inc. are contained at pages 14 through 31.

            Pro Forma Condensed Consolidated Balance Sheet as March 31, 1998 for Humphrey Hospitality Trust, Inc.;
            Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1997 for Humphrey Hospitality Trust, Inc.;
            Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 1998 for Humphrey Hospitality Trust, Inc.; Pro Forma Condensed Statement of Income for the year ended December 31, 1997 for Humphrey Hospitality Management, Inc.
            Pro Forma Condensed Statement of Operations for the three months ended March 31, 1998 for Humphrey Hospitality Management, Inc.

                         INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Directors
Humphrey Hospitality Trust, Inc.

        We have audited the accompanying combined balance sheet of the Allen Acquisition Hotels as of December 31, 1997, and the related combined statements of income, equity and cash flows for the year then ended. These financial statements are the responsibility of the management of the Allen Acquisition Hotels. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Allen Acquisition Hotels as of December 31, 1997, the combined results of its operations and its combined cash flows for the year then ended in conformity with generally accepted accounting principles.




                                            REZNICK FEDDER & SILVERMAN


Baltimore, Maryland
May 18, 1998

                           COMBINED BALANCE SHEETS

               December 31, 1997 and March 31, 1998 (Unaudited)



                                                               December 31,       March 31,
                                                                   1997             1998
                                                              --------------   ---------------
                                                                                 (Unaudited)
                                            ASSETS

INVESTMENT IN HOTEL PROPERTIES
   Land                                                       $    1,200,000    $    1,200,000
   Land improvements                                                 205,000           205,000
   Buildings and improvements                                      7,992,804         7,992,804
   Furniture and equipment                                           803,427           803,427
                                                               -------------     -------------

                                                                  10,201,231        10,201,231
   Less accumulated depreciation                                     550,659           655,056
                                                               -------------     -------------

               Net investment in hotel properties                  9,650,572         9,546,175

OTHER
   Cash                                                              211,594           329,817
   Accounts receivable                                                66,300            75,558
   Deposits                                                           23,756            23,756
   Mortgage costs, net of accumulated amortization of
      $27,000 and $32,788                                            186,820           181,032
   Franchise fees, net of accumulated amortization of
      $4,800 and $5,671                                               60,200            59,329
                                                               -------------     -------------

                                                              $   10,199,242    $   10,215,667
                                                               =============     =============

                           LIABILITIES AND EQUITY

LIABILITIES
   Long-term debt                                             $    6,601,042    $    6,561,629
   Accounts payable and accrued expenses                              86,103           138,804
   Accrued interest payable                                           48,094            48,094
                                                               -------------     -------------

                                                                   6,735,239         6,748,527

EQUITY                                                             3,464,003         3,467,140
                                                               -------------     -------------

                                                              $   10,199,242    $   10,215,667
                                                               =============     =============


                  See notes to combined financial statements

                        COMBINED STATEMENTS OF INCOME

           Year ended December 31, 1997 and the three months ended
                     March 31, 1997 and 1998 (Unaudited)


                                                                           March 31,
                                                  December 31,    ----------------------------
                                                     1997             1997             1998
                                                  ------------    ------------    ------------
                                                                         (Unaudited)
Revenue
   Room revenue                                  $   3,148,341   $     836,734   $   1,157,336
   Telephone revenue                                    57,869          11,109          18,107
   Other revenue                                        61,819          19,166           9,056
                                                  ------------    ------------    ------------

               Total revenue                         3,268,029         867,009       1,184,499
                                                  ------------    ------------    ------------

Expenses
   Salaries and wages                                  657,446         141,203         178,044
   Room expense                                        109,349          54,425          14,657
   Restaurant expense                                   75,101              -           22,724
   Telephone                                            47,238          13,494          12,372
   General and administrative                          113,259          23,544          53,434
   Marketing and promotion                              86,596           4,011           9,196
   Security                                             16,103              -              265
   Utilities                                           193,520          34,956          47,302
   Repairs and maintenance                             108,824          24,252          24,274
   Taxes and insurance                                 127,570          34,339          25,946
   Real estate taxes                                   116,614          28,676          41,000
   Franchise fees                                      190,320          43,967          41,617
   Interest expense                                    554,872         110,322         144,475
   Depreciation and amortization                       355,572          68,958         111,056
                                                  ------------    ------------    ------------

               Total expenses                        2,752,384         582,147         726,362
                                                  ------------    ------------    ------------

               NET INCOME                        $     515,645   $     284,862   $     458,137
                                                  ============    ============    ============



                  See notes to combined financial statements

                       COMBINED STATEMENTS OF EQUITY

Year ended December 31, 1997 and the three months ended March 31, 1998
                                 (Unaudited)







Balance, December 31, 1996                            $     3,427,739

Distributions                                                (479,381)

Net income                                                    515,645
                                                       --------------

Balance, December 31, 1997                                  3,464,003

Distributions                                                (455,000)

Net income                                                    458,137
                                                       --------------

Balance, March 31, 1998 (Unaudited)                   $     3,467,140
                                                       ==============



                  See notes to combined financial statements

                        COMBINED STATEMENT OF CASH FLOWS

             Year ended December 31, 1997 and the three months ended
                       March 31, 1997 and1998 (Unaudited)


                                                                                          March 31,
                                                               December 31,    -----------------------------
                                                                   1997             1997             1998
                                                              -------------    -------------    ------------
                                                                                       (Unaudited)
Cash flows from operating activities
   Net income                                                $      515,645   $      284,862   $     458,137
   Adjustments to reconcile net income to net cash
   provided by operating activities
     Depreciation                                                   330,989           64,213         104,397
     Amortization                                                    24,583            4,745           6,659
     Changes in assets and liabilities
        Increase in accounts receivable                             (24,080)              -           (9,258)
        Increase in deposits                                         (3,000)              -               -
        (Decrease) increase in accounts payable
            and accrued expenses                                    (21,405)          28,676          52,701
        Increase in accrued interest payable                         11,246               -               -
                                                              -------------    -------------    ------------

          Net cash provided by operating activities                 833,978          382,496         612,636
                                                              -------------    -------------    ------------

Cash flow from investing activities
   Investment in hotel property                                  (1,722,924)         (29,460)             -
                                                              -------------    -------------    ------------

          Net cash used in investing activities                  (1,722,924)         (29,460)             -
                                                              -------------    -------------    ------------

Cash flow from financing activities
   Proceeds from mortgages payable                                1,474,795               -               -
   Principal payments on long-term debt                            (136,925)         (30,133)        (39,413)
   Distributions                                                   (479,381)        (211,831)       (455,000)
                                                              -------------    -------------    ------------

          Net cash provided by (used in)
              financing activities                                  858,489         (241,964)       (494,413)
                                                              -------------    -------------    ------------

          NET (DECREASE) INCREASE IN CASH                           (30,457)         111,072         118,223

Cash, beginning                                                     242,051          221,807         211,594
                                                              -------------    -------------    ------------

Cash, ending                                                 $      211,594   $      332,879   $     329,817
                                                              =============    =============    ============

Supplemental disclosures of cash flow information
   Cash paid during the year for interest                    $      554,872   $      110,322   $     144,475
                                                              =============    =============    ============


                  See notes to combined financial statements

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                     December 31, 1997 and March 31, 1998
            (Amounts and disclosures as of March 31, 1997 and 1998
              and for the three months then ended are unaudited)



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Allen Acquisition Hotels combined financial statements are a combination of the balance sheets and statements of income, equity and cash flows of three hotel properties owned and operated by Allen Investments Inc. (the Company), a sub-chapter S corporation. In May 1998, the Company entered into an agreement to sell its hotel properties to Humphrey Hospitality Limited Partnership. The sales agreement does not extend to any other assets or liabilities of the Company. The hotel properties combined in these financial statements consist of the following:


                         Date
     Hotel          Opened/Acquired         Rooms           Location
---------------   --------------------    ----------    -----------------

 Shoney's Inn     May 1997                    63        Ellenton, Florida
 Hampton Inn      November 1996               80        Brandon, Florida
 Best Western     December 1994               73        Ellenton, Florida

   Use of Estimates
   ----------------

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Investment in Hotel Properties
   ------------------------------

   The hotel property is stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations by use of the straight-line method over estimated useful lives:


Building and improvement                        15-40 years
Land improvements                                  15 years
Furniture and equipment                           5-7 years

                      December 31, 1997 and March 31, 1998
             (Amounts and disclosures as of March 31, 1997 and 1998
               and for the three months then ended are unaudited)


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (Continued)

   Maintenance and repairs are charged to operations as incurred. Additions and major improvements are capitalized. Upon sale or disposition, both the asset and related accumulated depreciation are relieved and the related gain or loss is included in operations.

   The Company evaluates long-lived assets for potential impairment by analyzing the operating results, trends and prospects for the properties and considering any other events and circumstances which might indicate potential impairment.

   Mortgage Costs
   --------------

   Mortgage costs are amortized over the term of the debt using the straight-line method.

   Franchise Fees
   --------------

   The Shoney's Inn Hotel is operated under a franchise agreement with Sholodge Franchise Systems, Inc. The Best Western Hotel is operated under a franchise agreement with Best Western. The Hampton Inn Hotel is operated under a franchise agreement with Promuse Hotels, Inc. Franchise fees are amortized over the term of the franchise agreement using the straight-line method.

   Revenue Recognition
   -------------------

   Room and other revenue is recognized as earned. Ongoing credit evaluations are performed and accounts deemed uncollectible are charged to operations.

   Income Taxes
   ------------

   No provision or benefit for income taxes has been included in the financial combined statements for the Company since taxable income or loss passes through to, and is reportable by, the owners individually.

   Concentration of Credit Risk
   ----------------------------

   The Company maintains its deposits with major banks. At December 31, 1997 and March 31, 1998, the balances reported by the banks exceeded the Federal depository insurance limits, however management believes that no significant concentration of credit risk exists with respect

                      December 31, 1997 and March 31, 1998
             (Amounts and disclosures as of March 31, 1997 and 1998
               and for the three months then ended are unaudited)


   to these uninsured cash balances.

                      December 31, 1997 and March 31, 1998
             (Amounts and disclosures as of March 31, 1997 and 1998
               and for the three months then ended are unaudited)


NOTE B - LONG-TERM DEBT

   Long-term debt at December 31, 1997 and March 31, 1997 and 1998, consisted of the following:


                                                                                               March 31,
                                                            December 31,          ---------------------------------
                                                               1997                   1997               1998
                                                            ------------          -------------    ----------------
                                                                                             (Unaudited)
Shoney's Inn
------------
     Mortgage payable in equal monthly
     installments of principal and interest of
     $17,317 bearing interest at 8.75% per
     annum.  On May 11, 2002, the interest rate
     will be adjusted to a rate equal to the Current
     Index, as defined plus 275 basis points.  The
     mortgage matures on May 1, 2007.                       $ 1,988,495          $        -          $ 1,983,975

Best Western
------------
     Mortgage payable in equal monthly
     installments of $16,465 bearing interest at
     8.98% per annum through March 28, 2003.                  1,453,920            1,502,353           1,437,039

Hampton Inn
-----------
     Mortgage payable in equal monthly
     installments of $30,353 bearing interest at
     9.50% per annum through October 31, 2001.
     On November 1, 2001, the interest rate will
     be adjusted to an amount equal to 300 basis
     points added to the weekly average yield of
     United States Treasury Securities equivalent
     adjusted to a constant maturity of five years
     rounded up to the nearest one-eighth of one
     percent, and this rate shall be effective until
     maturity on November 1, 2006.                            3,158,627            3,205,481           3,140,615
                                                            -----------          -----------         -----------

                                                            $ 6,601,042          $ 4,707,834         $ 6,561,629
                                                            ==========           ===========         ===========

                      December 31, 1997 and March 31, 1998
             (Amounts and disclosures as of March 31, 1997 and 1998
               and for the three months then ended are unaudited)

NOTE B - LONG-TERM DEBT - (Continued)

   The mortgages are secured by the hotel property and guaranteed by the owners of Allen Investments, Inc.

   Annual principal payments on the mortgages for the five years following December 31, 1997 and March 31, 1998, are as follows:


                        December 31,        March 31,
                       --------------     -------------
                                           (Unaudited)

         1998            $    170,837       $        -
         1999            $    180,331       $   172,942
         2000            $    202,707       $   185,936
         2001            $    216,792       $   205,945
         2002            $    240,779       $   222,765
         2003            $         -        $   245,368


NOTE C - COMMITMENTS

   Franchise fees represent the annual expense for franchise royalties, reservation and advertising services under the terms of the hotel franchise agreements. The payments are based upon percentages of gross room revenue.

                Humphrey Hospitality Trust, Inc. and Subsidiaries


                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 March 31, 1998







        This unaudited Pro Forma Condensed Consolidated Balance Sheet of Humphrey Hospitality Trust, Inc. and Subsidiaries (the Company) is presented as if the consummation of the April 1998 Offering and the acquisition of the Allen Acquisition Hotels had occurred on March 31, 1998. Such pro forma information is based upon the consolidated balance sheet of the Company as of March 31, 1998. It should be read in conjunction with the consolidated financial statements of the Company as of March 31, 1998, previously filed with the Securities and Exchange Commission in Form 10-Q. In management's opinion all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 1998, nor does it purport to represent the future financial position of the Company.

                Humphrey Hospitality Trust, Inc. and Subsidiaries

                                 March 31, 1998
                            (Unaudited, in thousands)


                                           The       Proceeds
                                         Company        of      Pro Forma                   Pro Forma
                                      Consolidated   Offering    Company     Use of         Company (C)
                                       Historical      (a)         (b)      Proceeds
                                      ------------- ---------- ----------- -----------     ------------
                ASSETS

Net investment in hotel properties     $     50,334  $      -   $   50,334 $    10,975 (d)  $    61,309
Cash and cash equivalents                        14     11,013      11,027     (11,013)(e)           14
Accounts receivable from leasee               1,215         -        1,215          -             1,215
Reserve for replacements                         33         -           33          -                33
Deferred expenses, net                          857         -          857          -               857
Other assets                                    271         -          271          -               271
                                        -----------   --------   ---------  ----------       ----------

        Total assets                   $     52,724  $  11,013  $   63,737 $       (38)     $    63,699
                                        ===========   ========   =========  ==========       ==========

           LIABILITIES AND
         SHAREHOLDERS' EQUITY

LIABILITIES
   Mortgages and bonds payable         $     31,021  $      -   $   31,021 $       (38)(f)       30,983
   Dividends payable                            559         -          559          -               559
   Accounts payable and accrued
      expenses                                  400         -          400          -               400
                                        -----------   --------   ---------  ----------       ----------

        Total liabilities                    31,980         -       31,980         (38)          31,942
                                        -----------   --------   ---------  ----------       ----------

MINORITY INTEREST                             3,303         -        3,303         635 (g)        3,938
                                        -----------   --------   ---------  ----------       ----------

SHAREHOLDERS' EQUITY
   Common stock                                  35         12          47          -                47
   Additional paid-in capital                17,984     11,001      28,985        (635)(h)       28,350
   Distributions in excess of earnings         (578)        -         (578)         -              (578)
                                        -----------   --------   ---------  ----------       ----------

                                             17,441     11,013      28,454        (635)          27,819
                                        -----------   --------   ---------  ----------       ----------

                Humphrey Hospitality Trust, Inc. and Subsidiaries

                                 March 31, 1998
                            (Unaudited, in thousands)


                                           The       Proceeds
                                         Company        of      Pro Forma                 Pro Forma
                                      Consolidated   Offering    Company     Use of       Company (C)
                                       Historical      (a)         (b)      Proceeds
                                      ------------- ---------- ----------- -----------   ------------
                                       $     52,724  $  11,013  $   63,737 $       (38)   $    63,699
                                        ===========   ========   =========  ==========     ==========

                Humphrey Hospitality Trust, Inc. and Subsidiaries

                                 March 31, 1998
                            (Unaudited, in thousands)


-------------
(a) Represents proceeds of the April 1998 Offering ($12,075) less expenses of the Offering ($1,062).

(b) Represents the combined interests of the Company after the proceeds of the April 1998 Offering, but before the use of proceeds.

(c) Represents the combined interests of the Company after the use of the proceeds of the April 1998 Offering and the acquisition of the Allen Acquisition Hotels.

(d) Represents the purchase price of the Allen Acquisition Hotels, including related closing costs.

(e) Net decrease reflects the use of cash for the repayment of a portion of the Credit Facility.

(f) Net decrease reflects the repayment of a portion of the Credit Facility from the net proceeds ($11,013) of the April 1998 Offering and borrowings from the Company's Credit Facility in connection with the acquisition of the Allen Acquisition Hotels ($10,975).

(g) Represents an adjustment to minority interest to arrive at the interest in Humphrey Hospitality Limited Partnership (the Partnership) that will not be owned by the Company, determined as follows:


Net proceeds of the April 1998 Offering                        $     11,013
Shareholders' equity as of March 31, 1998                            17,441
Minority interest in the Partnership as of March 31, 1998             3,303
                                                                -----------

                                                                     31,757
Minority interest percentage subsequent to the April 1998
    Offering                                                     x     12.4%
                                                                -----------

Minority interest after the April 1998 Offering                $      3,938
                                                                ===========

(h) Net decrease reflects the adjustment to the minority interest in the Partnership as follows:


Minority interest after the April 1998 Offering                $      3,938
Less minority interest prior to the April 1998 Offering               3,303
                                                                -----------

Adjustment to minority interest                                $        635
                                                                ===========

                Humphrey Hospitality Trust, Inc. and Subsidiaries


              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                          Year ended December 31, 1997







        This unaudited Pro Forma Condensed Consolidated Statement of Income of Humphrey Hospitality Trust, Inc. and Subsidiaries (the Company) is presented as if the consummation of the April 1998 Offering, the application of the proceeds of the Offerings, and the acquisition of the Allen Acquisition Hotels had occurred on January 1, 1997. It should be read in conjunction with the consolidated financial statements of Humphrey Hospitality Trust, Inc. for the year ended December 31, 1997 previously filed with the Securities and Exchange Commission in Form 10-K and the financial statements of the Allen Acquisition Hotels for the year ended December 31, 1997, at pages 5 through 14. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed as of January 1, 1997, nor does it purport to represent the results of operations for future periods.

                Humphrey Hospitality Trust, Inc. and Subsidiaries


                        PRO FORMA CONDENSED CONSOLIDATED
                         STATEMENT OF INCOME - CONTINUED

                          Year ended December 31, 1997
                            (Unaudited, in thousands)



                                                  The
                                                Company                         Pro Forma
                                             Consolidated      Pro Forma       Consolidated
                                              Historical      Adjustments       Total (a)
                                             -------------    ------------     ------------
Operating data
   Percentage lease revenue                   $      7,326     $     1,493 (b)  $     8,819
   Other revenue                                       106              -               106
                                               -----------      ----------       ----------

        Total revenue                                7,432           1,493            8,925

   Depreciation and amortization                     1,634             386 (C)        2,020
   Real estate and personal property taxes and
       property insurance                              476             160 (d)          636
   Interest expense                                  1,764            (223)(e)        1,541
   General and administrative                          484              -               484
   Ground rent                                          52              -                52
   Minority interest                                   465              56 (f)          521
                                               -----------      ----------       ----------

Net income applicable to common shares        $      2,557     $     1,114      $     3,671
                                               ===========      ==========       ==========

Basic earnings per common share               $       0.73     $        -       $      0.79
Diluted earnings per common share             $       0.73     $        -       $      0.79
Weighted average share:
   Basic                                         3,481,700              -         4,631,700(g)
   Diluted                                       4,139,073              -         5,289,073(h)

--------------
(a) Represents results of operations for the Current Hotels and the Allen Acquisition Hotels on a pro forma basis as if the Allen Acquisition Hotels were owned by the Company and leased under the Percentage Leases, and reflecting the reduction in debt resulting from the April 1998 Offering as of the beginning of the period presented.

(b) Represents lease payments from the Lessee to the Partnership calculated on a pro forma basis using the rent provisions in the Percentage Leases and the historical revenue of the

                Humphrey Hospitality Trust, Inc. and Subsidiaries


                        PRO FORMA CONDENSED CONSOLIDATED
                         STATEMENT OF INCOME - CONTINUED

                          Year ended December 31, 1997
                            (Unaudited, in thousands)


        Allen Acquisition Hotels.

                Humphrey Hospitality Trust, Inc. and Subsidiaries


                        PRO FORMA CONDENSED CONSOLIDATED
                         STATEMENT OF INCOME - CONTINUED

                          Year ended December 31, 1997
                            (Unaudited, in thousands)


(c) Represents depreciation on the Allen Acquisition Hotels. Depreciation is computed using the straight-line method based upon estimated useful lives of 30-40 years for building and 5 years for furniture and equipment and the purchase prices of the Allen Acquisition Hotels. The estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.

(d) Represents estimated real estate and personal property taxes and property insurance for the Allen Acquisition Hotels to be paid by the Partnership.

(e) Represents interest computed on approximately $25.3 million of debt remaining outstanding during the period after giving affect to the April 1998 Offering and the proposed use of proceeds from that Offering to retire existing debt and the borrowings from the Credit Facility to fund the purchase of the Allen Acquisition Hotels.

(f) Calculated at 12.4% of total revenue minus depreciation and amortization, real estate and personal property taxes, property insurance, interest expense, general and administrative expenses, and ground rent.

(g) Represents 3,481,700 common shares outstanding during the period presented plus 1,150,000 common shares issued in connection with the April 1998 Offering.

(h) Assumes the conversion of the Units in the Partnership held by the minority interest, consisting of 657,373 Units outstanding during the period presented.

                Humphrey Hospitality Trust, Inc. and Subsidiaries


              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                        Three months ended March 31, 1998






        This unaudited Pro forma Condensed Consolidated Statement of Income of Humphrey Hospitality Trust. Inc. and Subsidiaries (the Company) is presented as if the consummation of the April 1998 Offering, the application of the proceeds of the Offering, and the acquisition of the Allen Acquisition Hotels had occurred on January 1, 1997. It should be read in conjunction with the consolidated financial statements of Humphrey Hospitality Trust, Inc. for the year ended December 31, 1997 previously filed with the Securities and Exchange Commission in Form 10-K and the financial statements of the Allen Acquisition Hotels for the year ended December 31, 1997, at pages 5 through 14. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed as of January 1, 1997, nor does it purport to represent the results of operations for future periods.

                Humphrey Hospitality Trust, Inc. and Subsidiaries


             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME -
                                    CONTINUED

                        Three months ended March 31, 1998
                            (Unaudited, in thousands)


                                                  The
                                                Company                         Pro Forma
                                              Consolidated     Pro Forma       Consolidated
                                               Historical     Adjustments       Total (a)
                                              ------------    ------------     ------------

Operating data
   Percentage lease revenue                    $     1,904     $       482 (b)  $     2,386
   Other revenue                                         4              -                 4
                                                ----------      ----------       ----------

        Total revenue                                1,908             482            2,390

   Depreciation and amortization                       552              96 (C)          648
   Real estate and personal property taxes and
       property insurance                              139              50 (d)          189
   Interest expense                                    659             (10)(e)          649
   General and administrative                          125              -               125
   Ground rent                                          16              -                16
   Minority interest                                    66              29 (f)           95
                                                ----------      ----------       ----------

Net income applicable to common shareholders   $       351     $       317      $       668
                                                ==========      ==========       ==========

Basic earnings per common share                $      0.10              -       $      0.14
Diluted earnings per common share              $      0.10              -       $      0.14
Weighted average shares
   Basic                                         3,481,700              -         4,631,700(g)
   Diluted                                       4,139,073              -         5,289,073(h)

--------------
(a) Represents results of operations for the Current Hotels and the Allen Acquisition Hotels on a pro forma basis as if the Allen Acquisition Hotels were owned by the Company and leased under the Percentage Leases, and reflecting the reduction in debt resulting from the April 1998 Offering as of the beginning of the period presented.

(b) Represents lease payments from the Lessee to the Partnership calculated on a pro forma basis using the rent provisions in the Percentage Leases and the historical revenue of the Allen Acquisition Hotels.

                Humphrey Hospitality Trust, Inc. and Subsidiaries


             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME -
                                    CONTINUED

                        Three months ended March 31, 1998
                            (Unaudited, in thousands)


(c) Represents depreciation on the Allen Acquisition Hotels. Depreciation is computed using the straight-line method based upon estimated useful lives of 30-40 years for building and 5 years for furniture and equipment and the purchase prices of the Allen Acquisition Hotels. The estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.

(d) Represents estimated real estate and personal property taxes and property insurance for the Allen Acquisition Hotels to be paid by the Partnership.

(e) Represents interest computed on approximately $24.6 million of debt remaining outstanding during the period after giving effect to the April 1998 Offering and the proposed use of proceeds from that Offering to retire existing debt and the borrowings from the Credit Facility to fund the purchase of the Allen Acquisition Hotels.

(f) Calculated at 12.4% of total revenue minus depreciation and amortization, real estate and personal property taxes, property insurance, interest expense, general and administrative expenses, and ground rent.

(g) Represents 3,481,700 common shares outstanding during the period presented plus 1,150,000 common shares issued in connection with the April 1998 Offering.

(h) Assumes the conversion of the Units in the Partnership held by the minority interest, consisting of 657,373 Units outstanding during the period presented.

                      Humphrey Hospitality Management, Inc.



                     PRO FORMA CONDENSED STATEMENT OF INCOME

                          Year ended December 31, 1997






        This unaudited Pro Forma Condensed Statement of Income of Humphrey Hospitality Management, Inc. is presented as if the consummation of the April 1998 Offering, (the Offering) and the acquisition of the Allen Acquisition Hotels had occurred on January 1, 1997, and the percentage leases for the Allen Acquisition Hotels were effective on January 1, 1997. Such estimated information should be read in conjunction with the financial statements of Humphrey Hospitality Management, Inc., previously filed with the Securities and Exchange Commission in Form 10-K of Humphrey Hospitality Management, Inc., for the year ended December 31, 1997, and the financial statements of the Allen Acquisition Hotels for the year ended December 31, 1997, at pages 5 through 14. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited Pro Forma Condensed Statement of Income is not necessarily indicative of what actual results of operations of Humphrey Hospitality Management, Inc. would have been assuming such transactions had been completed as of January 1, 1997, nor does it purport to represent the results of operations for future periods.

                      Humphrey Hospitality Management, Inc.

                          Year ended December 31, 1997





                                       Humphrey       Allen
                                     Hospitality   Acquisition
                                     Management,      Hotels
                                         Inc.        Combined                      Pro Forma
                                      Historical    Historical   Adjustments       Total (a)
                                    -------------- ------------ -------------     ------------

Room revenue                          $     15,581  $     3,150  $         -       $    18,731
Other revenue                                  871          118            -               989
                                       -----------   ----------   -----------       ----------

        Total revenue                       16,452        3,268            -            19,720
                                       -----------   ----------   -----------       ----------

Expenses
   Hotel operating costs                     5,094          837            -             5,931
   General and administrative                  729          113            (5)(b)          837
   Marketing and promotion                     621           87            -               708
   Utilities                                   768          194            -               962
   Repairs and maintenance                     384          109            -               493
   Taxes and insurance                         245          128           (43)(C)          330
   Franchise fees                              875          190            -             1,065
   Interest                                     -           555          (555)(d)           -
   Real estate taxes                            -           117          (117)(C)           -
   Depreciation and amortization                -           356          (356)(d)           -
   Management fees                              -            68            -                68
   Percentage lease payments                 7,326           -          1,493 (e)        8,819
                                       -----------   ----------   -----------       ----------

                                            16,042        2,754           417           19,213
                                       -----------   ----------   -----------       ----------

                                      $        410  $       514  $       (417)     $       507
                                       ===========   ==========   ===========       ==========

-------------
(a) Represents results of operations for the Current Hotels and the Allen Acquisition Hotels

                      Humphrey Hospitality Management, Inc.

                          Year ended December 31, 1997





        on a pro forma basis as if the Allen Acquisition Hotels were owned by the Company at the beginning of the periods presented and leased to the Lessee under the Percentage Leases throughout the periods presented.

(b) Decrease reflects the elimination of certain nonrecurring charitable contributions, professional fees and other general and administrative expenses.

(c) Decrease reflects real estate and personal property taxes and an allocation of property insurance to be paid by the Partnership.

(d) Decrease reflects the elimination of interest expense and depreciation and amortization expense at the Lessee level.

(e) Represents lease payments calculated on a pro forma basis using the proposed rent provisions in the Percentage Leases and the historical revenue of the Allen Acquisition Hotels and the rent provisions in the revised Percentage Leases.

                      Humphrey Hospitality Management, Inc.


                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                        Three months ended March 31, 1998










        This unaudited Pro Forma Condensed Statement of Operations of Humphrey Hospitality Management, Inc. is presented as if the consummation of the April 1998 Offering and acquisition of the Allen Acquisition Hotels had occurred on January 1, 1998, and the percentage leases for the Allen Acquisition Hotels were effective on January 1, 1998. Such estimated information should be read in conjunction with the financial statements of Humphrey Hospitality Management, Inc. previously filed with the Securities and Exchange Commission in Form 10-Q of Humphrey Hospitality Management, Inc., for the three months ended March 31, 1998, and the financial statements of the Allen Acquisition Hotels for the three months ended March 31, 1998, at pages 5 through 14. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited Pro Forma Condensed Statement of Operations is not necessarily indicative of what actual results of operations of Humphrey Hospitality Management, Inc. would have been assuming such transactions had been completed as of January 1, 1998, nor does it purport to represent the results of operations for future periods.

                      Humphrey Hospitality Management, Inc.


                               PRO FORMA CONDENSED
                       STATEMENT OF OPERATIONS - CONTINUED

                        Three months ended March 31, 1998
                            (Unaudited, in thousands)



                                       Humphrey       Allen
                                     Hospitality   Acquisition
                                     Management,      Hotels
                                         Inc.        Combined                      Pro Forma
                                      Historical    Historical   Adjustments       Total (a)
                                    -------------- ------------ -------------     ------------

Room revenue                          $      3,662  $     1,157  $         -       $     4,819
Other revenue                                  246           27            -               273
                                       -----------   ----------   -----------       ----------

        Total revenue                        3,908        1,184            -             5,092
                                       -----------   ----------   -----------       ----------

Expenses
   Hotel operating costs                     1,422          228            -             1,650
   General and administrative                  215           49            -               264
   Marketing and promotion                     174            9            -               183
   Utilities                                   235           47            -               282
   Repairs and maintenance                      97           29            -               126
   Taxes and insurance                          72           26            (9)(b)           89
   Franchise fees                              189           42            -               231
   Interest                                     -           144          (144)(C)           -
   Real estate taxes                            -            41           (41)(b)           -
   Depreciation and amortization                -           111          (111)(C)           -
   Percentage lease payments                 1,904           -            482 (d)        2,386
                                       -----------   ----------   -----------       ----------

                                             4,308          726           177            5,211
                                       -----------   ----------   -----------       ----------

                                      $       (400) $       458  $       (177)     $      (119)
                                       ===========   ==========   ===========       ==========


-------------
(a) Represents results of operations for the Current Hotels and the Allen Acquisition Hotels on a pro forma basis as if the Allen Acquisition Hotels were owned by the Company at the beginning of the periods presented and leased to the Lessee under the Percentage Leases throughout the periods presented.

(b) Decrease reflects real estate and personal property taxes and an allocation of property insurance to be paid by the Partnership.

                      Humphrey Hospitality Management, Inc.


                               PRO FORMA CONDENSED
                       STATEMENT OF OPERATIONS - CONTINUED

                        Three months ended March 31, 1998
                            (Unaudited, in thousands)


(c) Decrease reflects the elimination of interest expense and depreciation and amortization expense at the Lessee level.

(d) Represents lease payments calculated on a pro forma basis using the proposed rent provisions in the percentage leases and the historical revenue of the Allen Acquisition Hotels and the rent provisions in the revised Percentage Leases.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    Humphrey Hospitality Trust, Inc.
                                    --------------------------------



Date: 8/05/98                 By:         /s/ James I. Humphrey Jr
     --------------------           ------------------------------------
                                    James I. Humphrey Jr.
                                    Chairman and President